Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
($ in Thousands)

	As of 12/25		As of 03/26		As of 06/26
Allowance for Credit Losses (ACL) - Total	$221,039		$224,450		$233,831
ACL - Loans	199,539		201,950		214,831
ACL - Unfunded Commitments	21,500		22,500		19,000
Total ACL as a % of Gross Loans	1.05%		1.05%		1.08%

Active Loan Types	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD
Originations & Advances
Multi-Family	$131,805	$131,805	$114,375	$246,180	$126,087	$372,267
Commercial Real Estate	123,439	123,439	229,982	353,421	144,484	497,905
Commercial & Industrial	502,134	502,134	564,961	1,067,095	740,817	1,807,912
Construction	276,368	276,369	533,444	809,813	406,686	1,216,499
Land - Acquisition & Development	18,650	18,650	37,748	56,398	38,505	94,903
Consumer	40,745	40,745	41,550	82,295	43,280	125,575
	$1,093,141	$1,093,142	$1,522,060	$2,615,202	$1,499,859	$4,115,061
Repayments & Payoffs
Multi-Family	$169,890	$169,890	$144,320	$314,210	$201,518	$515,728
Commercial Real Estate	191,596	191,596	132,833	324,429	209,236	533,665
Commercial & Industrial	371,788	371,788	297,043	668,831	423,451	1,092,282
Construction	220,062	220,062	230,260	450,322	144,673	594,995
Land - Acquisition & Development	19,981	19,981	18,473	38,454	16,281	54,735
Consumer	49,090	49,090	36,475	85,565	40,813	126,378
	$1,022,407	$1,022,407	$859,404	$1,881,811	$1,035,972	$2,917,783
Inactive Loan Types
Originations & Advances
Single-Family Residential	—	—	30	30	4	34
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	25,407	25,407	20,566	45,973	22,610	68,583
	$25,407	$25,407	$20,596	$46,003	$22,614	$68,617
Repayments & Payoffs
Single-Family Residential	270,137	270,137	232,157	502,294	256,011	758,305
Construction - Custom	12,799	12,799	8,628	21,427	7,859	29,286
Land - Consumer Lot Loans	6,254	6,254	5,702	11,956	4,821	16,777
HELOC	32,038	32,038	29,496	61,534	30,202	91,736
	$321,228	$321,228	$275,983	$597,211	$298,893	$896,104

Purchased Loans	$9,926	$9,926	$0	$9,926	$0	$9,926

Weighted Average Rate on Originations	5.99%		6.22%		6.31%
Weighted Average Rate on Payoffs	6.31%		6.12%		6.06%

Net Loan Fee Accretion	$3,267	$3,267	$4,104	$7,371	$4,584	$11,955
Net Discount Accretion on Acquired Loans	$6,101	$6,101	$5,764	$11,865	$7,166	$19,031

WaFd Fact Sheet Q3 2026	1

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
($ in Thousands)

	As of 12/25		As of 03/26		As of 06/26
Loans Receivable by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,698,342	22.3%	$4,750,092	22.2%	$4,721,719	21.8%
Commercial Real Estate	3,561,865	17.0	3,670,285	17.0	3,642,259	16.8
Commercial & Industrial	2,530,666	12.0	2,798,568	13.1	3,110,005	14.4
Construction	1,742,158	8.3	1,955,180	9.1	2,144,343	9.9
Land - Acquisition & Development	177,768	0.8	197,044	0.9	219,267	1.0
Consumer	52,701	0.3	54,649	0.3	54,245	0.3
Total Active	12,763,500	60.7	13,425,818	62.6	13,891,838	64.2
Single-Family Residential	7,823,718	37.2	7,618,273	35.5	7,389,117	34.2
Construction - Custom	105,576	0.5	69,520	0.3	35,260	0.2
Land - Consumer Lot Loans	83,046	0.4	77,275	0.4	72,451	0.3
HELOC	261,240	1.3	252,319	1.2	244,726	1.1
Total Inactive	8,273,580	39.3	8,017,387	37.4	7,741,554	35.8
	21,037,080	100%	21,443,205	100%	21,633,392	100%
Less:
Loans in Process	783,233		1,063,129		1,186,436
Net Deferred Fees, Costs and Discounts	206,152		211,143		214,249
Loans at Amortized Cost	20,047,695		20,168,933		20,232,707

Less:
Allowance for Credit Losses (ACL) - Loans	199,539		201,950		214,831
Net Loans	$19,848,156		$19,966,983		$20,017,876

Net Loan Portfolio by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,591,242	23.2%	$4,646,676	23.4%	$4,620,256	23.1%
Commercial Real Estate	3,505,521	17.7	3,611,179	18.1	3,585,271	17.9
Commercial & Industrial	2,462,384	12.4	2,722,472	13.6	3,016,298	15.1
Construction	1,025,434	5.2	940,245	4.7	997,813	5.0
Land - Acquisition & Development	139,326	0.7	160,874	0.8	176,772	0.9
Consumer	50,194	0.3	51,876	0.3	51,422	0.2
Total Active	11,774,101	59.3	12,133,322	60.8	12,447,832	62.2
Single-Family Residential	7,674,094	38.7	7,467,652	37.4	7,238,660	36.2
Construction - Custom	57,916	0.3	38,565	0.2	16,289	0.1
Land - Consumer Lot Loans	80,533	0.3	74,942	0.3	70,275	0.3
HELOC	261,512	1.4	252,502	1.3	244,820	1.2
Total Inactive	8,074,055	40.7	7,833,661	39.2	7,570,044	37.8
	$19,848,156	100%	$19,966,983	100%	$20,017,876	100%

Loan Contractual Term to Maturity or Repricing[1]	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$7,195,026	6.67%	$7,186,683	6.57%	$7,963,909	6.52%
From 4 to 6 months	348,029	4.39	697,759	5.07	470,224	3.80
From 7 to 9 months	549,421	4.41	479,410	4.01	512,905	4.48
From 10 to 12 months	452,195	3.95	500,864	4.51	693,753	4.31
1 to 3 years	2,210,585	4.48	2,290,380	4.60	1,739,306	4.83
3 to 5 years	1,831,468	5.17	1,735,993	5.21	1,810,329	5.26
More than 5 years	7,460,971	4.18	7,277,844	4.18	7,042,281	4.20
Total	$20,047,695	5.20%	$20,168,933	5.20%	$20,232,707	5.27%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q3 2026	2

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
($ in Thousands)

	As of 12/25		As of 03/26		As of 06/26
Loans by State	Amount	%	Amount	%	Amount	%
Washington	$5,483,287	27.4%	$5,514,736	27.3%	$5,538,787	27.4%
Idaho	889,654	4.4	897,510	4.4	940,568	4.6
Oregon	2,393,259	11.9	2,310,279	11.5	2,316,967	11.5
Utah	1,875,494	9.4	1,810,775	9.0	1,858,178	9.2
Nevada	810,694	4.0	794,031	3.9	800,934	4.0
Texas	2,323,979	11.6	2,472,011	12.3	2,396,012	11.8
Arizona	2,230,436	11.1	2,266,443	11.2	2,150,510	10.6
New Mexico	800,433	4.0	804,986	4.0	803,561	4.0
California	2,779,329	13.9	2,753,103	13.7	2,762,531	13.7
Other	461,130	2.3	545,059	2.7	664,659	3.3
Total	$20,047,695	100%	$20,168,933	100%	$20,232,707	100%

Non-Performing Assets	Amount	%	Amount	%	Amount	%
Non-accrual loans:
Multi-Family	$31,710	16.5%	$34,385	27.7%	$34,249	26.9%
Commercial Real Estate	68,501	35.8	4,682	3.8	3,114	2.4
Commercial & Industrial	58,180	30.4	54,728	44.2	65,741	51.5
Construction	3,400	1.8	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	26,579	13.9	28,188	22.8	22,445	17.6
Construction - Custom	2,054	1.1	760	0.6	892	0.7
Land - Consumer Lot Loans	270	0.1	325	0.3	239	0.2
HELOC	481	0.3	593	0.5	627	0.5
Consumer	173	0.1	198	0.2	262	0.2
Total non-accrual loans	191,348	100%	123,859	100%	127,569	100%
Real Estate Owned	8,738		8,125		8,179
Other Property Owned	3,310		—		—
Total non-performing assets	$203,396		$131,984		$135,748

Non-accrual loans as % of total net loans	0.96%		0.62%		0.64%
Non-performing assets as % of total assets	0.75%		0.48%		0.49%

Net Charge-offs (Recoveries) by Category	12/25 QTR	CO % (a)	3/26 QTR	CO % (a)	6/26 QTR	CO % (a)
Multi-Family	$—	—%	$81	0.01%	$—	—%
Commercial Real Estate	(648)	(0.07)	(7)	—	272	0.03
Commercial & Industrial	4,191	0.66	124	0.02	600	0.08
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(109)	(0.25)	(7)	(0.01)	(6)	(0.01)
Single-Family Residential	45	—	25	—	(11)	—
Construction - Custom	(2)	(0.01)	(2)	(0.01)	(2)	(0.02)
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	—	—	(1)	—	(1)	—
Consumer	204	1.55	376	2.75	767	5.66
Total net charge-offs (recoveries)	$3,681	0.07%	$589	0.01%	$1,619	0.03%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd Fact Sheet Q3 2026	3

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
($ in Thousands)

	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD
Efficiency
Operating Expenses/Average Assets	1.57%	1.57%	1.61%	1.59%	1.60%	1.59%
Efficiency Ratio (%)	55.25%	55.25%	55.66%	55.45%	53.69%	54.84%
Amortization of Intangibles	$2,058	$2,058	$1,974	$4,032	$1,841	$5,873

EOP Numbers
Shares Issued and Outstanding	76,448,351		73,855,919		73,954,133

Share repurchase information
Remaining shares authorized for repurchase	6,256,136		7,992,669		7,992,669
Shares repurchased	1,950,013	1,950,013	2,738,096	4,688,109	8,806	4,696,915
Average share repurchase price	$29.75	$29.75	$31.85	$30.98	$36.20	$30.99

Tangible Common Shareholders' Book Value	As of 12/25	As of 03/26	As of 06/26
$ Amount	$2,286,322	$2,235,772	$2,278,899
Per Share	29.91	30.27	30.82

# of Employees	2,049	2,070	2,055

Investments
Available-for-sale:
Agency MBS	$3,236,388	$3,478,537	$3,377,403
Other	905,897	873,721	812,860
	$4,142,285	$4,352,258	$4,190,263
Held-to-maturity:
Agency MBS	$764,794	$745,727	$858,261
	$764,794	$745,727	$858,261

	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD
MBS Repayments	$117,282	$117,282	$107,198	$224,480	$124,611	$349,091
MBS Net Premium Amortization	$3,276	$3,276	$4,076	$7,352	$4,569	$11,921

WaFd Fact Sheet Q3 2026	4

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
($ in Thousands)

	As of 12/25			As of 03/26			As of 06/26
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,479,452	39.6%	73	$8,504,298	40.3%	73	$8,511,128	40.7%	74
Idaho	936,443	4.4	21	926,134	4.4	21	920,533	4.4	21
Oregon	2,926,616	13.7	36	2,827,773	13.4	36	2,723,445	13.0	36
Utah	550,998	2.6	9	558,689	2.6	9	544,563	2.6	9
Nevada	532,178	2.6	8	544,906	2.6	8	560,858	2.7	8
Texas	1,171,402	5.4	5	961,614	4.5	5	941,031	4.4	6
Arizona	1,651,572	7.7	28	1,671,233	7.9	28	1,647,667	7.9	28
New Mexico	1,675,873	7.8	18	1,799,259	8.5	18	1,844,266	8.8	18
California	3,492,436	16.3	10	3,330,245	15.8	10	3,238,584	15.5	10
Total	$21,416,970	100%	208	$21,124,151	100%	208	$20,932,075	100%	210

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,692,680	12.6%		$2,577,976	12.2%		$2,646,615	12.6%
Interest Checking	5,187,008	24.2		5,151,103	24.4		4,991,715	23.9
Savings	722,188	3.5		726,630	3.5		712,829	3.4
Money Market	4,264,098	19.9		4,291,212	20.3		4,394,632	21.0
Time Deposits	8,550,996	39.9		8,377,230	39.6		8,186,284	39.1
Total	$21,416,970	100%		$21,124,151	100%		$20,932,075	100%

Deposits Uninsured & Non-collateralized - EOP	$5,607,476	26.2%		$5,333,317	25.2%		$5,326,972	25.4%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$2,427,461	3.77%		$4,207,471	3.68%		$2,240,734	3.44%
From 4 to 6 months	4,007,405	3.71%		2,025,605	3.41%		3,133,271	3.52%
From 7 to 9 months	1,185,086	3.43%		1,224,586	3.42%		1,289,517	3.61%
From 10 to 12 months	558,606	3.25%		536,210	3.19%		885,477	3.38%
1 to 3 years	361,495	2.95%		373,016	2.95%		627,076	3.49%
3 to 5 years	10,943	0.32%		10,342	0.32%		10,209	0.31%

Borrowings (Effective Maturity)[1]	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$800,000	3.70%		$1,425,000	3.85%		$1,645,000	3.86%
From 4 to 6 months	—	—%		118,879	4.52%		249,798	4.15%
From 7 to 9 months	117,970	4.52%		150,000	3.81%		—	—%
From 10 to 12 months	150,000	3.81%		—	—%		—	—%
1 to 3 years	225,000	3.41%		225,000	3.51%		225,000	3.58%
3 to 5 years	993,562	1.06%		993,562	1.09%		993,561	1.17%
More than 5 years	201,879	4.57%		202,107	4.48%		202,338	4.52%
[1]Includes junior subordinated debentures

	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD	06/26 QTR	06/26 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$(1,162)	$(1,162)	$(1,137)	$(2,299)	$(1,149)	$(3,448)

WaFd Fact Sheet Q3 2026	5

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
($ in Thousands)

Interest Rate Risk(b)	As of 12/25	As of 03/26	As of 06/26
NPV post up 100 bps shock	10.7%	10.6%	11.0%
NPV post down 100 bps shock	12.8%	12.6%	12.8%
Change in NII after up 100 bps shock	(0.2%)	(0.1%)	0.9%
Change in NII after down 100 bps shock	4.8%	6.2%	5.4%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
3/31/2025	8.1%	9.1%
6/30/2025	9.0%	12.5%
9/30/2025	7.5%	13.7%
12/31/2025	9.6%	13.3%
3/31/2026	8.1%	12.9%
6/30/2026	9.5%	11.3%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

		Balance		Cumulative Maturity/Repricing Through[1]:
June 30, 2026		Fixed	Variable	3 Months		6 Months		12 Months		24 Months
Assets
Cash	$676,467	—%	100%	$676,467	100%	$676,467	100%	$676,467	100%	$676,467	100%
Investments	5,048,524	52%	48%	1,944,367	39%	1,954,931	39%	1,965,100	39%	1,978,638	39%
Loans	20,232,707	48%	52%	7,963,909	39%	8,434,133	42%	9,640,792	48%	10,557,127	52%
	$25,957,698			$10,584,743	41%	$11,065,531	43%	$12,282,359	47%	$13,212,232	51%
Liabilities
Deposits	$20,932,075	39%	61%	$14,986,524	72%	$18,119,795	87%	$20,294,759	97%	$20,498,334	98%
Borrowings	3,315,697	98%	2%	1,697,338	51%	1,947,136	59%	1,947,136	59%	1,947,136	59%
	$24,247,772			$16,683,862	69%	$20,066,931	83%	$22,241,895	92%	$22,445,470	93%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q3 2026	6

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2025			March 31, 2026			June 30, 2026
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$19,919,355	$264,206	5.26%	$19,916,014	$262,148	5.34%	$20,067,639	$267,243	5.34%
Mortgage-backed securities	3,649,588	38,902	4.23	4,163,644	44,341	4.32	4,261,449	46,569	4.38
Cash & investments	1,443,462	17,290	4.75	1,410,981	15,711	4.52	1,379,508	15,147	4.40
FHLB Stock	104,133	2,097	7.99	135,738	2,534	7.57	163,777	3,166	7.75

Total interest-earning assets	25,116,538	322,495	5.09%	25,626,377	324,734	5.14%	25,872,373	332,125	5.15%
Other assets	1,735,851			1,724,237			1,739,536
Total assets	$26,852,389			$27,350,614			$27,611,909

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,676,059	136,214	2.89%	$18,515,826	125,999	2.76%	$18,218,857	123,079	2.71%
Borrowings	2,174,736	15,171	2.77	2,877,764	21,165	2.98	3,502,129	27,708	3.17

Total interest-bearing liabilities	20,850,795	151,385	2.88%	21,393,590	147,164	2.79%	21,720,986	150,787	2.78%
Noninterest-bearing customer accounts	2,636,122			2,603,558			2,604,805
Other liabilities	331,539			319,343			277,991
Total liabilities	23,818,456			24,316,491			24,603,782
Shareholders’ equity	3,033,933			3,034,123			3,008,370
Total liabilities and equity	$26,852,389			$27,350,614			$27,612,152

Net interest income/interest rate spread		$171,110	2.21%		$177,570	2.35%		$181,338	2.36%

Net interest margin(1)			2.70%			2.81%			2.81%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q3 2026	7

Exhibit 99.2 WaFd Inc. Announces Third Quarter 2026 Results
WaFd, Inc.
Fact Sheet
June 30, 2026
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #	$ Delinquent	% Based on $
June 30, 2026
Multi-Family	1,828	2,542	$4,645,902	—	3	12	15	0.82%	$35,928	0.77%
Commercial Real Estate	1,193	3,039	3,626,043	2	2	—	4	0.34	10,032	0.28
Commercial & Industrial	6,265	495	3,101,192	5	11	24	40	0.64	63,938	2.06
Construction	350	2,903	1,015,908	—	—	—	—	—	—	—
Land - Acquisition & Development	88	2,105	185,232	—	—	—	—	—	—	—
Single-Family Residential	19,601	371	7,268,163	41	15	66	122	0.62	37,399	0.51
Construction - Custom	17	966	16,417	—	—	2	2	11.76	892	5.43
Land - Consumer Lot Loans	755	95	71,982	1	1	4	6	0.79	596	0.83
HELOC	3,810	65	247,584	13	5	6	24	0.63	2,593	1.05
Consumer	5,298	10	54,284	30	19	52	101	1.91	573	1.06
	39,205	516	$20,232,707	92	56	166	314	0.80%	$151,951	0.75%

March 31, 2026
Multi-Family	1,850	2,526	$4,672,599	14	1	10	25	1.35%	$48,153	1.03%
Commercial Real Estate	1,224	2,984	3,652,683	3	—	2	5	0.41	2,692	0.07
Commercial & Industrial	6,237	448	2,791,133	58	14	15	87	1.39	62,239	2.23
Construction	355	2,696	956,957	—	—	—	—	—	—	—
Land - Acquisition & Development	83	2,031	168,566	—	—	—	—	—	—	—
Single-Family Residential	20,019	375	7,501,331	41	11	79	131	0.65	39,929	0.53
Construction - Custom	48	810	38,867	1	—	1	2	4.17	892	2.30
Land - Consumer Lot Loans	787	98	76,763	—	—	5	5	0.64	325	0.42
HELOC	3,951	65	255,352	12	4	7	23	0.58	1,895	0.74
Consumer	5,309	10	54,682	32	25	41	98	1.85	590	1.08
	39,863	506	$20,168,933	161	55	160	376	0.94%	$156,715	0.78%

December 31, 2025
Multi-Family	1,851	2,494	$4,617,085	12	3	7	22	1.19%	$37,609	0.81%
Commercial Real Estate	1,226	2,894	3,547,626	1	2	6	9	0.73	66,631	1.88
Commercial & Industrial	5,844	432	2,524,486	40	8	13	61	1.04	60,799	2.41
Construction	374	2,791	1,043,910	1	—	1	2	0.53	3,673	0.35
Land - Acquisition & Development	87	1,684	146,548	—	—	—	—	—	—	—
Single-Family Residential	20,355	379	7,709,942	45	16	67	128	0.63	40,712	0.53
Construction - Custom	89	656	58,371	—	—	2	2	2.25	2,055	3.52
Land - Consumer Lot Loans	827	100	82,490	2	2	4	8	0.97	415	0.50
HELOC	4,053	65	264,462	14	4	4	22	0.54	2,090	0.79
Consumer	6,954	8	52,775	35	19	36	90	1.29	406	0.77
	41,660	481	$20,047,695	150	54	140	344	0.83%	$214,390	1.07%

WaFd Fact Sheet Q3 2026	8